                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 31, 2005

                          Meditech Pharmaceuticals Inc.
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                        000-12561                 95-3819300
------------------------         ---------------------       -------------------

(State of Incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)

               558 Lime Rock Road, Lime Rock, Connecticut 06039

           (Address of principal execute offices, including zip code)

                                 (860)435-7000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                  Entry into a Material Definitive Agreement.
                           --------------------------------------------

         On March 31, 2005 the Registrant entered into an agreement (the "Stock
Contribution Agreement") with Mr. Deli Du of Bazhou City, Hei Bei Province,
People's Republic of China, providing for the new issue of 24,407,784 shares of
Registrant's common stock ($0.001 per value each) in consideration for the contribution to Registrant of all outstanding shares of capital of Deli Solar
Holding Ltd., a BVI corporation ("Deli Solar (BVI)"). The transaction was contingent upon investment by certain non-affiliated accredited investors of a minimum of $5,748,015 in consideration for the Registrant's issuance of
9,853,740 shares of its common stock plus warrants to purchase 8 shares of the
Registrant's common stock for every 10 shares held at an exercise price of $0.64 per share. The transactions closed on March 31, 2005, with (i) an investment of
$5,748,015 by the investors and issuance to them of 9,853,740 restricted shares of Registrant's common stock plus warrants covering an additional 7,882,992 restricted shares, and (ii) the issuance of 24,407,784 restricted shares of
Registrant's common stock to the former holders of capital stock of Deli Solar
(BVI). (See Item 5.01 below.)

ITEM 2.01                  Completion of Acquisition and Disposition of Assets.
                           ---------------------------------------------------

         On March 31, 2005 Registrant acquired all 1,000,000 issued and outstanding shares of capital stock (US$0.05 par value each) of Deli Solar
Holding Ltd., a corporation organized in the British Virgin Islands under its
International Business Companies Act ("Deli Solar (BVI)"). The shares were acquired from Messrs. Deli Du (800,000 shares), Qian Wang (60,000 shares),
Yunchun Wang (80,000 shares) and Yousu Lin (60,000 shares). The consideration paid for the share capital of Deli Solar (BVBI) was the issuance pro rata of
24,407,784 restricted shares of Registrant's common stock.

         Deli Solar (BVI) is the sole shareholder of Bazhou Deli Solar Heating
Energy Co. Ltd, a corporation duly organized and registered with the Bazhou
Bureau for Industry and Commerce in Heibei Province, People's Republic of China
("Deli Solar(PRC)"). The only material asset owned by Deli Holding (BVI) is its equity interest in Deli Solar (PRC).

         Prior to Registrant's acquisition of the capital stock of Deli Solar
(BVI) none of Messrs. Deli Du, Qian Wang Yunchun Wang or Yousu Lin had any
material relationship with Registrant or any of its affiliates, officers or directors or any of their associates.

         Deli Solar (PRC), founded in 1997, is engaged in the business of designing, manufacturing and selling systems to produce hot water and space heating. The main products are solar hot water heaters. It also sells coal-fired residential boilers and related parts, components and services. The solar-powered hot water systems and the coal-fired boilers are used for cooking and space heating. The majority of its sales are to residential households in the People's Republic of China ("PRC").

         Mr. Deli Du is founder, Chairman and Chief Executive Officer of Deli
Solar (PRC).

ITEM 3.02                  Unregistered Sales of Equity Securities
                           ---------------------------------------

      The following-described sales by Registrant of unregistered shares of its common stock ($0.001 par value each) occurred simultaneously on March 31, 2005:

         a. Pursuant to the Stock Contribution Agreement, the following persons contributed all the shares of capital stock of Deli Solar (BVI) (US
         $0.05 par value each) in exchange for shares of common stock of
         Registrant:

                  Name                      Shares of Deli             Shares of
                  ----                      Solar (BVI)                Registrant
                                            -----------                ----------

                  Deli Du                   800,000                    19,462,177
                  Qian Wang                  60,000                     1,483,682
                  Yunchun Wang               80,000                     1,978,243
                  Yousu Lin                  60,000                     1,483,682

         The exchanges qualified as exempt transactions under Section 4(2) of the Securities Act of 1933, as amended.

         b. Pursuant to subscriptions executed by seventeen accredited investors and accepted by Registrant on March 31, 2005, the Registrant issued a total of 9,853,740 shares of common stock, accompanied by warrants entitling the warrant holders to purchase eight (8) shares of common stock for each ten (10) shares issued, in private placements qualifying as exempt transactions under Section 4(2) of the Securities Act of
         1933, as amended, and Rule 506 of Regulation D thereunder. The total purchase price paid for the common shares and warrants was $5,748,015.
         The shares with the warrants were sold as "Units" at $35.00 per unit consisting of sixty (60) shares plus a warrant to purchase forty- eight
         (48) shares. The exercise price per share under the warrants is
         $3.85/6, or about $0.642 per share.

ITEM 5.01         Changes in Control of Registrant
                  --------------------------------

      On March 31, 2005, Halter Capital Corporation sold 337,556 shares of the common stock ($0.001 par value each) of Registrant to Deli Du, acting on behalf of Deli Solar (BVI). The purchase price for the shares was $500,000. paid in cash from funds supplied to Mr. Du by Deli Solar (BVI). Simultaneously with this purchase Registrant issued 24,407,784 additional shares to the shareholders of
Deli Solar (BVI) in consideration for their contribution of 1,000,000 shares of the capital stock (US$0.05 par value each) of Deli Solar (BVI), representing the entire capital stock outstanding of that company. Mr. Du had owned 800,000 of the shares of the capital stock of Deli Solar (BVI), for which he received
19,462,177 shares of the 24,407,784 additional shares issued by Registrant.

         Following (i) Mr. Du's purchase of the 337,556 shares from Halter
Capital Corporation, (ii) the issuance to him of the additional 19,462,177 shares in exchange for shares of Deli Solar (BVI) and (iii) the simultaneous issuance by Registrant of an additional 9,853,740 shares to accredited investors as part of the consideration for their investment of $5,748,015, Mr. Du then owned, of record, 57% of the issued and outstanding common stock of Registrant, and Registrant experienced a change of control from Halter Capital Corporation to Mr. Du.

ITEM 5.02           Departure of Directors or Principle Officers; Election of
                    Directors; Appointment of Principle Officers
                    ---------------------------------------------------------

         Upon closing of the transactions on March 31, 2005, referred to in Item
5.01 above, Pam J. Halter resigned as a director and secretary, Kevin Halter,
Jr. resigned as President, Treasurer and CEO and Wendy Whiteman resigned as a director of the Registrant. Mr. Du was then appointed President and CEO, John D.
Kuhns was appointed a director and Mr. Jianmin Li was appointed
Secretary/Treasurer and CFO. Mr. Halter will remain as a director until ten (10)
days following notification to the stockholders of the change of control, at which time an additional two (2) directors will be appointed to join Mr. Kuhns.
Mr. Du will act as principle operating officer and Mr. Li will act as principle accounting officer.

         Mr. Deli Du, was the founder of Bazhou Deli Solar Energy Heating Co.
Ltd. in 1997 and during the past five (5) years has been its Chairman and Chief
Executive Officer. Since June, 2004 he has been a director and manager of Deli
Solar (BVI). He is a standing member of the China Solar Energy Utilization
Association, the China Efficiency Boiler Association and the Beijing New Energy
and Renewable Energy Union.

         During the past five (5) years Mr. John D. Kuhns has been the President and a director of Kuhns Brothers, Inc., an investment firm, and Vice Chairman of
Solar Electric Light Company, a vendor of solar electric power hardware in
Southeast Asia.

         During the past five (5) years Mr. Jianmin Li has had been Senior
Finance Manager for Tianjin Exist Food Co. Ltd., one of the largest distributors of fast food consumer goods in the Province of Tianjin, PRC; and from 1999 to
August, 2000 he was Finance Manager for Cadbury Food Co. Ltd., China, reporting to that company's CFO.

         Registrant's management existing prior to closing of the above-
described transactions on March 31, 2005, remains with the Registrant's new subsidiary, East-West Distributors, Inc. to continue its efforts toward receiving regulatory approvals for new pharmaceuticals. The Registrant, itself, will enter into the business of manufacturing and selling water heaters and boilers through Deli Solar (PRC), a corporation organized in the People's
Republic of China wholly-owned by Registrant's new subsidiary Deli Solar (BVI).

ITEM 9.01                  Financial Statements and Exhibits
                           ---------------------------------

         The financial statements required by this item will be filed by amendment not later the seventy-one (71) calendar days after the required filing date of this initial report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 5, 2005               Meditech Pharmaceuticals, Inc.
                                        (Registrant)

                                        By:  /s/ Deli Du
                                          -------------------------------------
                                           Deli Du
                                           President and Chief Executive Officer